BLACKROCK FUNDS III

BlackRock Diversified Fixed Income Fund

(the “Fund”)

Supplement dated March 10, 2023 to the Prospectus and the Statement of Additional Information (“SAI”) of the Fund, each dated January 11, 2023, as supplemented to date

Effective immediately, the Fund will be considered a “commodity pool” under the Commodity Exchange Act. Accordingly, the following changes are made to the Fund’s Prospectus and SAI, as applicable:

The last sentence of the cover page of the Prospectus is deleted in its entirety and replaced with the following:

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The last sentence of the back cover page of the Prospectus is deleted in its entirety and replaced with the following:

The SEC and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The section entitled “I. Investment Objective and Policies—Regulation Regarding Derivatives” in Part I of the Fund’s SAI is deleted in its entirety and replaced with the following:

The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. Due to the Fund’s potential use of CFTC Derivatives above the prescribed levels, however, the Fund will be considered a “commodity pool” under the Commodity Exchange Act. Accordingly, BlackRock, the Fund’s investment adviser, has registered as a “commodity pool operator” and is subject to CFTC regulation in respect of the Fund.

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Shareholders should retain this Supplement for future reference.

PROSAI-DFI-0323SUP